Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Quarterly Report of Triple-S Management Corporation (the Corporation) on Form 10-Q for the period ended March 31, 2004 as filed with the United States Securities and Exchange Commission on the date hereof (the Report), I, Ramón M. Ruiz-Comas, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:	May 12, 2004	By:	/s/ Ramón M. Ruiz Comas

Ramón M. Ruiz-Comas
President and
Chief Executive Officer

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